Income Tax Expense	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Tax

Income Tax Expense
As a partnership, we are generally not subject to federal income tax and most state income taxes. However, the Partnership conducts certain activities through corporate subsidiaries which are subject to federal and state income taxes. The components of the federal and state income tax expense (benefit) are summarized as follows:

	Successor			Predecessor
	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2015	September 1, 2014 through December 31, 2014	January 1, 2014 through August 31, 2014
	(in millions)
Current:
Federal	$(7)	$(11)	$(19)	$—
State	—	—	2	—
Total current income tax expense	(7)	(11)	(17)	—
Deferred:
Federal	(59)	(3)	46	—
State	4	18	19	—
Total deferred tax expense (benefit)	(55)	15	65	—
Net income tax expense (benefit)	$(62)	$4	$48	$—

Our effective tax rate differs from the statutory rate primarily due to Partnership earnings that are not subject to U.S. federal and most state income taxes at the Partnership level. The completion of the acquisition of Susser on July 31, 2015 (see Note 3) significantly increased the activities conducted through corporate subsidiaries. A reconciliation of income tax expense at the U.S. federal statutory rate to net income tax expense is as follows:

	Successor			Predecessor
	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2015	September 1, 2014 through December 31, 2014	January 1, 2014 through August 31, 2014
	(in millions)
Tax at statutory federal rate	$4	$40	$(25)	$8
Partnership earnings not subject to tax	(127)	(55)	24	(8)
Goodwill impairment	55
Revaluation of investments in affiliates	—	9	45	—
State and local tax, net of federal benefit	4	—	1	—
Statutory Rate Changes	—	9	—	—
Other	2	1	3	—
Net income tax expense (benefit)	$(62)	$4	$48	$—

Deferred taxes result from the temporary differences between financial reporting carrying amounts and the tax basis of existing assets and liabilities. Principal components of deferred tax assets and liabilities are as follows:

	December 31, 2016	December 31, 2015
	(in millions)
Deferred tax assets:
Environmental, asset retirement obligations, and other reserves	$28	$35
Inventories	12	5
Net operating loss carry forwards	92	62
Other	61	23
Total deferred tax assets	193	125
Deferred tax liabilities:
Fixed assets	506	442
Trademarks and other intangibles	272	292
Investments in affiliates	58	85
Total deferred tax liabilities	836	819
Net deferred income tax liabilities	$643	$694

Our corporate subsidiaries have federal net operating loss carryforwards of $254 million as of December 31, 2016 which expire in 2034, 2035 and 2036. Our corporate subsidiaries also have state net operating loss benefits of $3 million, net of federal tax, most of which expire between 2029 and 2036. We have determined that it is more likely than not that all federal and state net operating losses will be utilized, and accordingly, no valuation allowance is required as of December 31, 2016.
The Partnership and its subsidiaries do not have any unrecognized tax benefits for uncertain tax positions as of December 31, 2016 or 2015. The Partnership believes that all tax positions taken or to be taken will more likely than not be sustained under audit, and accordingly, we do not have any unrecognized tax benefits.
Our policy is to accrue interest and penalties on income tax underpayments (overpayments) as a component of income tax expense. We did not have any material interest and penalties in the periods presented.
The Partnership and its subsidiaries are no longer subject to examination by the IRS for 2012 and prior tax years. The Internal Revenue Service has commenced an audit of Susser Holdings Corporation (“SHC”)’s 2014 tax year, and there are no proposed adjustments at this time. In addition, SHC’s 2010 and 2012 Texas margin tax years are currently being appealed in the State of Texas.